May 2017

1 Cautionary statements This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the registration statement on Form S-1/A that the issuer has filed with the SEC on February 15, 2017 (Registration No. 333-215970), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, and Net Debt to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA and Adjusted EBITDA margin as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Reconciliations of non- GAAP measures to GAAP are provided in the appendix. We have a fiscal year that ends on September 30. It is the Company’s practice to establish quarterly closings using a 4-5-4 calendar. Our fiscal quarters end on the last Friday in December, March and June. Prior to fiscal 2016, the fiscal year ended on the last Friday in September. Fiscal 2016 was a 53-week fiscal year, which ended on September 30, 2016. Fiscal 2015 and 2014 were 52-week fiscal years, which ended on September 25, 2015 and September 26, 2014, respectively.

2 Today’s presenters Name Position Experience John Williamson President, Chief Executive Officer and Director of Atkore Member of Board of Governors; National Electrical Manufacturers Association (NEMA) Joined the Company in 2011 Jim Mallak Vice President and Chief Financial Officer of Atkore Joined the Company in 2012

3 $106 $106 1st Half Leading Electrical Raceway and Mechanical Products & Solutions provider ■ #1 or #2 market positions in most of our products1 ■ Offer must-stock products to distribution and OEM customers via single integrated platform ■ Established reputation as an industry leader in quality, availability, delivery, value and innovation ■ Organized into two complementary segments: Electrical Raceway and Mechanical Products & Solutions (“MP&S”) ■ U.S.-centric player with large addressable market and close adjacent opportunities LTM Mar. 31, 2017 net sales breakdown By reportable segment By end market Addressable market opportunity3 $1bn4 $13 Bil li o n Electrical raceway market $78 Billio n U.S. electrical products market $500mm4 $3.8 Billio n U.S. mechanical products & solutions market Electrical Raceway Mechanical Products & Solutions Note: Fiscal year financials unless otherwise noted as LTM. 1 Based on U.S. Adjusted net sales as of LTM Mar. 31, 2017. 2 See non-GAAP reconciliations in Appendix. 3 Management estimates based on market data and industry knowledge. 4 Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size. 5 As of LTM March 25, 2016 and LTM March 31, 2017, respectively. U.S. Construction 70% OEM 16% Int'l 8% Other 6% Electrical Raceway 66% Mechanical Products & Solutions 34% $101 $128 2nd Half $164 $235 Full year Strong recent financial performance (Adjusted EBITDA)2 Adj. EBITDA margin / Y-o-Y margin improvement ($mm) LTM Mar. 31, 2017 net sales: $1,522mm $207 $235 LTM Mar. 15.8% +300bps 15.5% +490bps 15.4% +150bps FY 2015 FY 2016 FY 2017 5 14.9% -20bps

4 Cable Tray, Wire Basket Tray & Cable Ladder Armored Cable, Luminary Cable & Fittings Metal Framing & Fittings Flexible Electrical Conduit and Liquidtight Flexible Metal Conduit & Fittings PVC Electrical Conduit & Fittings Metal Electrical Conduit & Fittings In-Line Galvanized Mechanical Tube Atkore all around you

5 $86 $107 $175 $183 9% 11% 18% 18% 6% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM Mar. 31, 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 24% Armored Cable & Fittings 35% Other 6% Metal Electrical Conduit & Fittings 35% Atkore’s Electrical Raceway segment LTM Mar. 31, 2017 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions Principal brands: Armored CablePVC ConduitSteel Conduit #1 #1#1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for LTM Mar. 31. 2017 ($1,006mm) less Armored Cable & Fittings ($354mm), Metal Electrical Conduit & Fittings ($353mm) and PVC Electrical Conduit & Fittings ($239mm). LTM Mar. 31, 2017 net sales: $1,006mm

6 Metal Framing and Fittings 36% Mechanical Pipe 42% Other 22% ■ Comprehensive offering of metal framing and in-line galvanized tubular products ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized tubular products on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs Atkore’s Mechanical Products & Solutions segment LTM Mar. 31, 2017 Adjusted net sales by product category Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1#2 Adjusted EBITDA evolution ($mm) $60 $80 $89 $82 11% 15% 17% 16% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM Mar. 31, 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S Adjusted net sales for LTM Mar. 31, 2017 ($517mm) less Mechanical Pipe ($217mm) and Metal Framing and Fittings ($186mm). LTM Mar. 31, 2017 net sales $517mm

7 Atkore’s significant transformation ■ Limited strategic vision ■ Little customer coordination ■ Underperforming leadership ■ No growth or M&A strategy 2011 2011 - 2016 Atkore strategy ■ Leading market positions/brands ■ Upgraded over 90% of leadership ■ Developed clear strategy ■ Implemented Atkore Business System (“ABS”) ■ Transformed portfolio (6 acquisitions and 6 divestitures / closures) ■ Invested in new product development ■ Improved quality, delivery & service ■ Reduced fixed overhead ■ Drive growth − Market position expansion − New product innovation − M&A growth execution ■ Expand margin − Strategic and tactical pricing − Mix driven by innovation and pricing − Raw material and material usage savings − Manufacturing productivity savings − Volume leverage ■ Deliver cash flow − Strong cash flow from earnings − Limited CapEx requirements − Efficient Working Capital Management Electrical Raceway 44% MP&S 30% Divested Businesses 26% Proven track record with majority of growth from initiatives in Atkore’s control Portfolio evolution FY 20111 FY 20162 1 Based on net sales. 2 Based on Adjusted net sales. 3 Illustrative. Actual results may vary. Electrical Raceway 65% MP&S 35% Adjusted EBITDA margin evolution 5.9% 15.5% 20%+ FY 2011 Adjusted EBITDA margin Portfolio Commodity Strategic pricing and mix management Productivity FY 2016 Adjusted EBITDA margin Further opportunity Illustrative long-term Adj. EBITDA margin 3

8 The foundation for our improvement... ■ Market Intelligence and analysis ■ Portfolio analysis ■ Business development ■ “Evergreen” strategy ■ Product management ■ Culture of innovation ■ Talent assessment and acquisition ■ Talent engagement and development ■ Aligned incentives and compensation ■ Resource deployment and allocation analysis ■ Lean production system ■ Lean transactional process excellence ■ Commercial excellence ■ Supply chain excellence Strategy Process People  Adjusted EBITDA margin increased 920bps1  Defective parts per million down 83%1  Perfect order rate increased from 81% to 96%1 ABS driving performance 1 From FY 2011 to LTM Mar. 31, 2017.

9 Name / Position Relevant Experience Electrical Industry Experience Experience Gained With John P. Williamson President & Chief Executive Officer 30 years 16 years James A. Mallak Chief Financial Officer 30 years 4 years Peter Lariviere President, Cable Solutions 25 years 10 years Bill Waltz President, Conduit & Fittings 27 years 2 years Mike Schulte President, Mechanical Products & Solutions 20 years 2 years Rodney Long Senior Vice President of Sales 26 years 29 years Gary Uren Vice President, Business Development & Strategy 29 years 35 years Kevin Fitzpatrick Vice President, Global Human Resources 25 years 5 years Lisa Winter Director, Corporate Communications 22 years 10 years Dan Kelly Vice President, General Counsel & Secretary 29 years 2 years Steve Robins Vice President, Strategic Sourcing 22 years 7 years Keith Whisenand Vice President, Investor Relations 20 years 1 year ...supported by a team built to outperform

Investment highlights

11 Investment highlights Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Focused growth strategy to attack substantial market opportunity a. Capitalize on attractive end-market growth dynamics b. Grow market share with new and existing customers c. Execute on strategic pricing and mix opportunities d. Expand product offering through innovation e. Pursue M&A to deliver incremental growth Strong profitability with clear runway for further improvement 1 2 3 4 a 5 Strong company Growth upside Momentum & runway for results

12 Leading market positions and strong brands1 Leading market positions in each of our core businesses #1 #1 #1 #1 #2 Rank 35% 38% 39% 80% 23% Market share1 Steel Conduit PVC Conduit Armored Cable In-line Galvanized Mechanical Tube Metal Framing and Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2016.

13 Global Electrical Distributors Independent Electrical Distributors Industrial Distributors & Big Box Retail Electrical Raceway. Your wayTM Bundling & Co-loading ■ Brands and reputation ■ Product breadth ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 2 Value proposition Blue chip customer base Superior customer value proposition with a compelling portfolio

14 3 Industry-leading scale that allows us to provide:  Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions  Value-added reliable service and on-time delivery solidifying our customer value proposition  Difficult-to-replicate manufacturing technologies such as in-line galvanizing  Significant scale provides procurement advantages from bulk buying raw materials Manufacturing and distribution footprint well positioned in the largest electrical products markets across the U.S. Source: Disc Corporation Manufacturing & Distribution Sales Agent Distribution Only Atkore footprint >$5bn >$1bn; <$2bn >$2bn; <$5bn <$1bn U.S. Electrical distributor sales Significant scale providing barriers to entry

15 4 a) Capitalize on attractive end-market growth dynamics b) Grow market share with new and existing customers c) Execute on strategic pricing and mix opportunities d) Expand product offering through innovation e) Pursue M&A to deliver incremental growth Focused growth strategy to attack substantial market opportunity $0.5bn2 $3.8bn U.S. Mechanical Products &Solutions market Electrical Raceway Mechanical Products & Solutions $1bn2 $13bn U.S. Electrical Raceway market Substantial addressable market opportunity1 1 Management estimates based on market data and industry knowledge. 2 Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of LTM Mar. 31, 2017.

16 OEM, 16% International 8% Other 6% U.S. construction 70% MR&R 23% New residential construction 16% Infrastructure 5% New non- residential construction 56% Atkore is geared to U.S. non-residential construction 11% 9% 8% 5% 4% Source: Dodge Data & Analytics as of November 2016. 1 MR&R includes non-residential and residential markets. 4a LTM Mar. 31, 2017 net sales by end market U.S. construction 1 Capitalize on attractive end-market growth dynamics  Non-residential construction remains well below long-term average levels  Atkore to continue to benefit from long-term secular trends: ‒ Digitization of buildings – LED lighting and automation ‒ Data center growth Near-term growth outlook Overall non-residential: 4% Medium to long-term growth outlook  Modest non-residential recovery expected over next fiscal year  Upside from exposure to higher- growth non-residential verticals  Sluggish industrial recovery providing headwinds in first half of FY ’17 Benefitting from high-growth non-resi sub-sectors (2016 – 2019 CAGR)

17 Grow market share with new and existing customers4b A ll st rate g ic b u s in ess u n it s E lect ri c a l R ace w a y i n f o c u s All customers Large national accounts Regional and smaller independent distributors  Segment by 13 SBUs  Incentivize each SBU General Manager to serve and grow with top customers  Provide each SBU with necessary resourcesCo n st a n t im p ro v e m e n t e n a bl e d b y A B S Strategy Impact Adjusted EBITDA growth in 12 of 13 SBUs in FY 2016  Disproportionately grow with largest Electrical Distributors that value our entire offering  One supplier across broad product offering  Bundle rebates to drive outcomes Op e ra tiona l s upe rior it y – q u a lit y, d e liv e ry , a v a ila b ilit y a n d e a s e 14% sales CAGR with top 5 customers from FY 2014 – FY 2016 24% increase in Atkore Atvantage sales from FY 2015 – FY 2016  Atkore Atvantage – penetrate independents that value our bundling and co-loading  Price and new products in exchange for entire full product portfolio

18 Execute on strategic pricing and mix opportunities 4c Step 2: Improve performance Step 1: Develop capabilities Step 3: Optimize mix Step 4: Complete roll-out Developing mindset, skillset and toolset on how to price effectively Better quality, delivery, availability and ease of doing business Shifting sales to most favorable products, geographies and customers Leveraging pricing across all business units and applying lessons learned to MP&S P rogr e s s De s c riptio n (Launched in 2013) (Launched in 2011; hit critical level in 2015) (Launched in 2014) Situation: Underperforming Raceway product category Action: Purposefully shifted mix to higher value products (increased margin by 500bps in some segments) In a c tio n Situation: Created Raceway pricing management tools Action: Focused process enabled margin improvement of 1,000bps for some products Situation: Lost Mechanical Pipe business on price Action: Re-won business at higher margin and volume – competitor couldn’t perform Over 500 bps of Adj. EBITDA margin improvement (FY 2011 – FY 2016) Opportunity to drive an incremental 200 bps of long-term Adj. EBITDA margin improvement (Launched in H2 2016)

19 2016 ■ 9 new products (7 Electrical Raceway and 2 MP&S) A track record of successful innovation across businesses Luminary Cable example Opportunity RecognitionSolution ■ Demand for building and lighting automation due to increasing cost of electricity EC&M Magazine “Product of the Year” award for the Wire and Cable Category – May 2015 TED Magazine “Best of the Best” Award for Product Launch: Supplier over $250m category – August 2015 ■ Reduces installation labor cost by ~30%, saving $2,000 per 20,000 feet of cable installation on average 2009 ■ 2 new products (2 Metal Conduit) 2012 ■ 4 new products (Metal Framing, Metal Conduit, Armored Cable, and Cable Tray) 2013 ■ 6 new products (3 Metal Framing, 2 Cable Tray, and Armored Cable) 2015 ■ 4 new products (3 Metal Framing and Metal Conduit) Expand product offering through innovation Robust new product pipeline catalyzing incremental growth  69 total new products in the pipeline (all stages) ‒ 36 new Electrical Raceway products ‒ 33 new Mechanical Products & Solutions products  Focused on products delivering labor efficiencies and in high-growth markets 7 4 4 3 18 3 1 5 5 19 10 5 9 8 37 Stage 1: Scoping Stage 2: Planning Stage 3: Development Stage 4: Launch prep. Stage 5: Launch (2016) Electrical Raceway MP&S (Number of new products) 4d

20 2011 2012 Pursue M&A to deliver incremental growth ■ Focused effort to build out our Raceway and MP&S positions - Strengthening our value proposition by continued development of our existing portfolio - Expanding into higher margin adjacencies ■ Leverage our manufacturing technology and capabilities to expand into new markets ■ Leverage ABS, talent, culture & balance sheet - Add a new platform Market size Current Atkore Presence New Category Electrical and Flexible Conduit $4bn  Armored Cable  Electrical Fittings  Cable Management  Cable Accessories $9bn  Electrical Enclosures  Raceway Tools  ...with substantial market opportunitiesThree-pronged M&A strategy... ■ 6 significant acquisitions and 6 divestitures / closures completed since 2011 ■ Proven ability to integrate acquisitions - Strong track record of identifying and realizing meaningful synergies through seamless integration ■ Strong balance sheet with capacity for M&A ■ Substantial M&A pipeline - More than 50 total opportunities (all stages) Robust M&A capability... 4e ...developed through a history of successful acquisitions 2013 2014

21 15.4% 20%+ Atkore LTM Mar 31, 2017 Adj. EBITDA margin Strategic pricing and mix initiatives Productivity initiatives Other initiatives and upside Illustrative long-term Adj. EBITDA margin Strategic pricing and mix  Continued roll-out of strategic pricing to both Electrical Raceway and MP&S  Purchasing standard work Illustrative Atkore adjusted EBITDA margin opportunity Potential upside from key initiatives Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and adjacent markets  Operating leverage as non-residential market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. Strong profitability with clear runway for further improvement5

Financial overview

23 Impressive financial momentum Adjusted EBITDA ($mm) and Y-o-Y growth rate1 $32 $27 $30 $37 $27 $36 $47 $54 $48 $58 $67 $61 $50 $56 Q1 Q2 Q3 Q4 -4% Adjusted EBITDA margin and Y-o-Y margin improvement 9.2% 7.6% 7.6% 9.2% 7.1% 9.3% 12.1% 13.6% 13.7% 16.5% 17.0% 14.7% 14.8% 15.1% Q1 Q2 Q3 Q4 FY 2014 FY 2015 FY 2016 FY 2017 -140 bps Y-o-Y % growth / margin improvement 8.4% 8.3% 10.6% 13.9% 15.5% 15.4% Full year LTM March $127 $130 $164 $207 $235 $235 Full year LTM March Note: Fiscal year financials unless otherwise noted as LTM. 1 See non-GAAP reconciliations in appendix. 2 As of LTM March 27, 2015, LTM March 25, 2016 and LTM March 31, 2017, respectively. -16% +77% +4% +32% +62% +57% +44% +45% +14% +30% +43% +59% +13% -200 bps +660 bps +110 bps +170 bps +720 bps +450 bps +490 bps +440 bps +110 bps +220 bps +490 bps +560 bps +150 bps 2 2

24 Key Market Influences by Segment Growth Outlook      Electrical Raceway (65% of FY 2016 Adjusted net sales) Mechanical Products & Solutions (35% of FY 2016 Adjusted net sales) FY 2017 Healthcare Industrial Residential Construction Sluggish recovery Low to Mid Single Digit New non- residential 39% Industrial (OEM) 16% MR&R 16% New residential 11% Other 18% LTM Mar. 31, 2017 net sales by end market Outlook for Atkore’s key end markets Non-Residential Construction Offices Commercial Stores Education Low to Mid Single Digit   Less exposure More exposure 1 MR&R includes non-residential and residential markets. 2 Based on 2016 – 2019 CAGR. 1 Represents a majority of Electrical Raceway and almost all of our MP&S new non-residential exposure High single digit2 Manufacturing

25 Strong balance sheet and cash flow 1 Based on an assumed interest rate. At December 30, 2016, assuming LIBOR exceeded 1.00%, each one percentage point change in interest rates would have resulted in a change of approximately $5.1 million in the annual interest expense on our New Term Loan Facility. 2Defined as total debt less cash and cash equivalents. See non-GAAP reconciliations in appendix. 3LTM March 31, 2017. $102 $137 $218 $218 81% 84% 93% 93% FYE Sept. 24, 2014 FYE Sept. 25, 2015 FYE Sept. 30, 2016 LTM Mar. 31, 2017 Adjusted EBITDA less capex % of Adjusted EBITDA Adjusted EBITDA less CapEx ($mm) Cash flow generation ■ CapEx ‒ Disciplined approach (~2% of Adjusted net sales) ‒ Investments made to expand and update production capacity and to improve productivity of operations ■Working capital ‒ Focus on across the board improvements through ABS Strong balance sheet ■ Completed refinancing transaction on December 22, 2016 ■ Refinanced existing first and second lien term loan with new $500mm first lien term loan and $155mm of cash on hand ‒ Maturity extended to December 2023 ‒ Covenant lite ■ $325mm undrawn ABL maturity extended to December 2021 ‒ Pro forma liquidity of over $400mm ■ $16mm in annual interest savings1 ■ Pro forma net debt / LTM Mar. 31, 2017 Adjusted EBITDA of 1.8x 5.2x 3.5x 1.8x 1.8x FYE Sept. 24, 2014 FYE Sept. 25, 2015 FYE Sept. 30, 2016 LTM Mar. 31, 2017 Net debt2 / Adjusted EBITDA ’14 – LTM3 CAGR: 40%

Appendix

27 Summary historical financial information Note: Numbers in each column may not sum to their respective reported figures due to rounding. 1 Based on Adjusted net sales. Fiscal year ended Six months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Mar. 25, 2016 Mar. 31, 2017 Mar. 31, 2017 Net sales $1,703 $1,729 $1,523 $711 $710 $1,522 Memo: Adjusted net sales 1,510 1,551 1,516 704 710 1,522 Cost of sales 1,476 1,456 1,155 548 530 1,138 Gross profit $227 $273 $369 $164 $180 $385 % margin 13.3% 15.7% 24.2% 23.0% 25.3% 25.3% SG&A 181 186 219 98 90 211 % of net sales 10.6% 10.7% 14.4% 13.8% 12.6% 13.9% Intangibles amortization expense 21 22 22 11 11 22 Asset impairment charges 44 28 0 – – 0 Interest expense, net 44 45 42 20 15 36 Loss (gain) on extinguishment of debt 44 – (2) (2) 10 10 Income tax expense (benefit) (33) (3) 28 13 18 33 Net income (loss) ($74) ($5) $59 $23 $36 $73 Adjusted EBITDA $127 $164 $235 $106 $106 $235 % margin 1 8.4% 10.6% 15.5% 15.1% 14.9% 15.4% Capital expenditures 24 27 17 9 8 16 Operating cash flow $86 $141 $157 $82 $25 $100

28 Adjusted net sales reconciliation Note: Numbers in each column may not sum to their respective reported Adjusted net sales figures due to rounding. Consolidated Atkore Fiscal year ended Six months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Mar. 25, 2016 Mar. 31, 2017 Mar. 31, 2017 Net sales $1,703 $1,729 $1,523 $711 $710 $1,522 Impact of Fence and Sprinkler exit (193) (179) (8) (8) – – Adjusted net sales $1,510 $1,551 $1,516 $703 $710 $1,522 Mechanical Products & Solutions Fiscal year ended Six months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Mar. 25, 2016 Mar. 31, 2017 Mar. 31, 2017 Net sales $736 $725 $537 $257 $237 $517 Impact of Fence and Sprinkler exit (193) (179) (8) (8) – – Adjusted net sales $543 $546 $529 $249 $237 $517

29 Adjusted EBITDA reconciliation – annual A B C D E F G H Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. 1 Includes the predecessor period from September 25, 2010 through December 22, 2010 and the successor period from December 23. 2010 through September 30, 2011. J I Fiscal year ended ($mm) Sept. 30, 2011 1 Sept. 28, 2012 Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Net income (loss) ($38) $2 ($61) ($74) ($5) $59 Loss from discontinued operations, net of tax 6 5 43 - - - Depreciation and amortization 12 39 48 59 60 55 (Gain) / loss on extinguishment of debt - - - 44 - (2) Interest expense, net 49 50 48 44 45 42 Income tax expense (benefit) (9) (3) (3) (33) (3) 28 Restructuring and impairments 1 13 11 47 33 4 Net periodic pension benefit cost 2 3 3 1 1 0 Stock-based compensation 1 1 2 8 14 21 ABF product liability impact 1 3 1 3 (0) 1 Consulting fees 6 6 6 5 4 15 Multi-employer pension withdrawal - - 7 - - - Legal settlements - - - - - 1 Transaction costs 17 1 2 5 6 8 Other 32 8 8 13 14 1 Impact of Fence and Sprinkler (6) (3) (4) 5 (3) 1 Adjusted EBITDA $74 $125 $112 $127 $164 $235

30 Adjusted EBITDA reconciliation – quarterly Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. A B C D E G H J I Three months ended LTM ($mm) Jun. 27, 2014 Sep. 26, 2014 Dec. 25, 2014 Mar. 27, 2015 Jun. 26, 2015 Sep. 25, 2015 Dec. 25, 2015 Mar. 25, 2016 Jun. 24, 2016 Sep. 30, 2016 Dec. 30, 2016 Mar. 31, 2017 Mar. 27, 2015 Mar. 25, 2016 Mar. 31, 2017 Net sales 446 454 426 433 432 438 358 353 396 416 338 373 1,759 1,582 1,522 Impact of Fence & Sprinkler (54) (48) (46) (46) (45) (41) (8) – – – – – (194) (95) – Adj net sales $392 $406 $380 $387 $387 $396 $351 $353 $396 $416 $338 $373 $1,565 $1,487 $1,522 – – Net income (loss) ($26) ($37) ($3) $6 $19 ($27) $9 $14 $21 $16 $17 $19 ($60) $15 $72 Depreciation and amort. 15 15 15 14 14 16 13 13 13 15 14 13 59 57 55 (Gain) / loss on ext. of debt 41 – – – – – – (2) – – 10 – 41 (2) 10 Interest expense, net 10 11 11 11 11 11 10 11 10 11 10 5 43 43 36 Income tax expense (benefit) (16) (17) (0) 3 (3) (3) 5 9 11 4 6 12 (31) 8 33 Restructuring and impairments 1 46 0 0 0 32 1 1 0 2 0 0 47 35 3 Net periodic pension benefit cost 0 0 0 0 0 0 0 0 0 0 – – 1 1 0 Stock-based compensation 1 6 1 0 1 11 2 10 5 4 3 4 9 24 15 ABF product liability impact 1 1 1 1 1 (2) 0 0 0 0 – – 3 (1) 0 Consulting fees 1 1 1 1 1 1 1 1 14 – – – 4 4 14 Legal matters – – – – – – – – 1 0 – 8 – – 9 Transaction costs 0 1 1 1 3 2 1 3 2 2 2 0 3 8 6 Other 4 6 1 0 3 10 6 (1) (10) 7 (11) 0 11 17 (14) Impact of Fence and Sprinkler (2) 4 (0) (2) (3) 2 1 – – – – – 0 (0) – Gain on sale of JV – – – – – – – – – – – (6) – – (6) Adjusted EBITDA $30 $37 $27 $36 $47 $54 $48 $58 $67 $61 $50 $56 $130 $207 $235 K

31 Adjusted EBITDA reconciliation (cont’d) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write-downs of goodwill, intangible assets and/or long-lived assets Represents pension costs in excess of cash funding for pension obligations in the period. Beginning in FY 2017, the Company has not adjusted for net pension benefit costs due to the relative insignificance and nature of these amounts Represents stock-based compensation expenses related to options awards, performance stock units and restricted stock units Represents changes in our estimated exposure to ABF matters. Beginning in FY 2017, the Company has not adjusted for ABF matters due to the relative insignificance and nature of these amounts Represents amounts paid to CD&R and, until April 9, 2014, to Tyco Represents our proportional share of a multi-employer pension liability from which we withdrew in fiscal 2013 Represents gain (loss) recognized or expected to be recognized in litigation settlements Represents expenses related to our IPO, secondary offerings and acquisition and divestiture-related activities Represents other items, such as lower-of-cost-or-market inventory adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses related to our divestiture in Brazil Represents historical performance of Fence and Sprinkler and related operating costs Gain on sale of minority ownership share in Abahsain-Cope Saudi Arabia Ltd when transfer was completed A B C D E F G H I J K

32 Segment information Fiscal year ended September 30, 2016 September 25, 2015 ($mm) Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $988 – $988 $175 17.7% $1,006 – $1,006 $107 10.6% Mechanical Products & Solutions 537 (8) 529 89 16.7% 725 (179) 546 80 14.6% Eliminations (2) – (2) (1) – (1) Consolidated operations $1,523 ($8) $1,516 $1,729 ($179) $1,551 Six months ended March 31, 2017 March 25, 2016 ($mm) Net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $474 $85 18.0% $455 – $455 $77 16.9% Mechanical Products & Solutions 237 35 14.7% 258 (8) 250 42 16.6% Eliminations (1) (1) – (1) Consolidated operations $710 $711 ($8) $704

33 Net debt / Adjusted EBITDA reconciliation Fiscal year ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Mar. 31, 2017 Short term debt and current maturities of long-term debt $42.9 $2.9 $1.3 $4.2 Long-term debt 650.0 649.3 629.0 488.5 Total debt $692.9 $652.2 $630.3 $492.7 Less cash and cash equivalents 33.4 80.6 200.3 77.9 Net debt $659.5 $571.6 $430.0 $414.8 Adjusted EBITDA $126.6 $163.9 $235.0 $234.6 Net debt / Adjusted EBITDA 5.2x 3.5x 1.8x 1.8x Note: Numbers in each column may not sum to their respective reported figures due to rounding.